For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Thornburg Global Opportunities FundSummary Prospectus

FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020	Class R3: THORX | Class R4: THOVX | Class R5: THOFX | Class R6: THOGX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2020, as supplemented September 30, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	0.88%	0.79%	0.45%	0.18%
Total Annual Fund Operating Expenses	2.20%	1.86%	1.27%	1.00%
Fee Waiver/Expense Reimbursement(1)	(0.70)%	(0.46)%	(0.28)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.40%	0.99%	0.85%

(1)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5, and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.50%, 1.40%, 0.99%, and 0.85%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2021, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$153	$621	$1,116	$2,479
Class R4 Shares	$143	$540	$963	$2,142
Class R5 Shares	$101	$375	$670	$1,509
Class R6 Shares	$87	$303	$538	$1,211

Thornburg Global Opportunities Fund SUMMARY PROSPECTUS, FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.12% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goal, including smaller companies with market capitalizations of less than $500 million.

The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor’s view of specific investment opportunities and macro-economic factors. Under normal market conditions, the Fund invests a significant portion of its assets in issuers domiciled in or economically tied to countries outside the United States.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

SUMMARY PROSPECTUS, FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020 Thornburg Global Opportunities Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 49 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares of the Fund vary in each full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to the MSCI ACWI Net Total Return USD Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2019. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	36.02%	6-30-09
Lowest Quarterly Results	(21.59)%	9-30-11

Average Annual Total Returns

(periods ended 12-31-19)

Class R3 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	28.09%	5.09%	9.65%
Return After Taxes on Distributions	27.47%	4.75%	9.27%
Return After Taxes on Distributions and Sale of Fund Shares	16.82%	3.82%	7.75%
MSCI ACWI Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	26.60%	8.41%	8.79%

Class R4 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	28.27%	5.19%	9.75%
MSCI ACWI Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	26.60%	8.41%	8.79%

Class R5 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	28.76%	5.63%	10.20%
MSCI ACWI Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	26.60%	8.41%	8.79%

Thornburg Global Opportunities Fund SUMMARY PROSPECTUS, FEBRUARY 1, 2020, AS SUPPLEMENTED SEPTEMBER 30, 2020

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

9/30/20
TH2256

Class R6 Shares	1 YEAR	Since Inception (4-10-17)
Return Before Taxes	28.96%	5.60%
MSCI ACWI Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	26.60%	11.14%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment strategist of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

Miguel Oleaga, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2020.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Sales of the Fund’s Class R3 shares are closed to new investors except for certain accounts referenced under the caption “Purchasing Fund Shares,” beginning on page 65 of the Prospectus.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 70 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.